Intangible assets	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Intangible assets
24 Intangible assets

	Goodwill	Future servicing rights	Software	Other	Total

Net book value

On January 1, 2023	316	59	21	25	420

Additions	-	122	41	3	166

Amortization through income statement	-	(11)	(8)	(2)	(21)

Business combinations, disposals and other changes	(18)	(38)	(5)	8	(54)

Net exchange differences	(6)	-	-	-	(7)
On December 31, 2023	291	131	48	33	504

Gross carrying value	411	298	71	56	835

Accumulated amortization, depreciation and impairment losses	(120)	(166)	(23)	(23)	(331)
Net book value 2023	291	131	48	33	504

Net book value

On January 1, 2022	391	68	83	43	585

Additions	-	-	20	6	26

Amortization through income statement	-	(9)	(16)	(5)	(30)

Business combinations, disposals and other changes	11	(1)	(27)	12	(5)

Net exchange differences	10	1	(2)	-	9

Transfers to disposal groups	(97)	-	(37)	(32)	(165)
On December 31, 2022	316	59	21	25	420

Gross carrying value	487	344	85	46	963

Accumulated amortization, depreciation and impairment losses	(171)	(286)	(64)	(21)	(543)
Net book value 2022	316	59	21	25	420
Amortization and depreciation through income statement is included in Note 13 “Other operating expenses”. None of the intangible assets have titles that are restricted or have been pledged as security for liabilities.
With the exception of goodwill, all intangible assets within the Americas have a finite useful life and are amortized accordingly. Future servicing rights are amortized over the term of the related insurance contracts, which can vary significantly depending on the maturity of the acquired portfolio. Future servicing rights are amortized over a period of 10 to 30 years of which 12 years remain at December 31, 2023 (2022: 12 years). Software is generally depreciated over an average period of 3 to 5 years (no changes compared to 2022).
Goodwill
The goodwill balance has been allocated across the cash-generating units which are expected to benefit from the synergies inherent in the goodwill. Goodwill is tested for impairment both annually and when there are specific indicators of a potential impairment. The recoverable amount is the higher of the value in use and fair value less costs of disposal for a cash-generating unit. The operating assumptions used in all the calculations are best estimate assumptions and based on historical data where available.
The economic assumptions used in all the calculations are based on observable market data and projections of future trends. All the cash-generating units tested showed that the recoverable amount was higher than their carrying values, including goodwill. A reasonably possible change in any key assumption is not expected to cause the carrying value of the cash-generating units to exceed its recoverable amount.
A summary of the cash-generating units to which the goodwill is allocated is as follows:

	2023	2022

Americas	201	208

United Kingdom	56	54

International	-	18

Asset Management	34	35

On December 31	291	316
Within the Americas, Transamerica’s goodwill is allocated to groups of cash-generating units including variable annuities, fixed annuities and the retirement plans cash-generating unit. Transamerica uses the value in use concept to determine the recoverable amount and it is calculated annually in the fourth quarter. Transamerica reviewed the recoverable amount of the retirement plan cash-generating units under the Economic Available Capital (EAC) approach. This approach measures the difference between the market value of assets assigned to a block of business and the market value of liabilities. The EAC is reflective of market conditions where a pre-tax
benchmark discount rate ranged from approximately 5.53% to 4.63% from the one month to
30-year
tenors. Transamerica reviewed the recoverable amount of the annuities cash-generating units under the Contractual Service Margin (CSM) approach. The CSM is a component of the asset or liability for the group of insurance contracts that represents the unearned profit the entity will recognize as it provides services in the future. Based on the value in use tests, Transamerica’s goodwill for the group of annuities cash-generating units (2023: EUR 129 million; 2022: EUR 133 million) remains unchanged from prior period except for the impact of currency translation adjustments. Transamerica’s goodwill for the retirement plans cash-generating unit (2023: EUR 72 million; 2022: EUR 75 million) remains unchanged from prior period except for the impact of currency translation adjustments.
In the UK, the cash-generating unit for the goodwill impairment assessment is Aegon UK. The value in use of Scottish Equitable plc is the most material part of the Aegon UK value in use calculation The value in use of SE plc was determined using SE plc’s Solvency II own funds value with adjustments for contract boundaries, and risk margin. An allowance has also been made for the present value of profits from expected new business in the next 3 years. A key variable is the present value of profits from expected new business in the next 3 years, which if this does not arise would reduce the value in use by EUR 79 million, however there would still be over EUR 1,385 million headroom.
Future servicing rights
The additions in Future servicing rights reflect the investment mandates received by Aegon Asset Management following the closure of the transaction with a.s.r..